UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 8, 2025

MannKind Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50865	13-3607736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Casper Street, Danbury, Connecticut 06810

(Address of Principal Executive Offices) (Zip Code)

(818) 661-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MNKD	The Nasdaq Stock Market LLC

Item 8.01	Other Events.

On November 10, 2025, MannKind Corporation (the “Company”) announced that it is discontinuing its Phase 3 clinical trial evaluating nebulized inhalation suspension of clofazimine (“MNKD-101”) for the treatment of refractory nontuberculous mycobacterial (“NTM”) lung disease (the “ICoN-1 Study”). The decision to discontinue the trial follows an analysis of sputum culture conversion data, conducted as part of routine study monitoring and in accordance with the trial protocol, for the first 46 participants who had completed the double-blind treatment phase of the study. None of these 46 participants showed evidence of sputum culture conversion, raising concerns regarding the likelihood of achieving the study’s key primary endpoint. Following an ad hoc meeting of the data safety monitoring board (“DSMB”) for the ICoN-1 Study on November 8, 2025, the DSMB reviewed the data and agreed with the decision to discontinue the trial due to futility. In this meeting and in all past DSMB meetings, no safety issues were found.

The Company intends to investigate the reasons for this outcome and use the findings to help guide the ongoing development of MNKD-102, the dry powder formulation of clofazimine, which is in the process of advancing from pre-clinical development towards Phase 1.

Forward-Looking Statements

Statements in this report that are not statements of historical fact are forward-looking statements. Words such as “plans,” “expects,” “intend,” “will,” “anticipate,” “potential” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include statements regarding the future development of MNKD-102. These forward-looking statements are based upon the Company’s current expectations. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include risks and uncertainties regarding pipeline development and capital resource considerations. Additional risks are detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including under the heading “Risk Factors” in MannKind’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, filed with the SEC on November 5, 2025. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MannKind Corporation

Date: November 10, 2025	By:	/s/ David Thomson
David Thomson, Ph.D., J.D.
Executive Vice President, General Counsel and Secretary